UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 13, 2023

Date of Report (Date of earliest event reported)

ALPHA STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41153	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Broad Street, 5th Floor, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 837-7977

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/7 of an ordinary share	ALSAU	The Nasdaq Stock Market LLC
Ordinary Share, par value $0.001	ALSA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of an ordinary share	ALSAW	The Nasdaq Stock Market LLC
Rights, each to receive one-seventh (1/7) of one ordinary share	ALSAR	The Nasdaq Stock Market LLC

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Alpha Star Acquisition Corporation, which was held on July 13, 2023, each of the proposals described below was approved by the Company’s shareholders of record. The final results for the votes regarding each proposal are set forth in the following tables. Each of the proposals is described in detail in the Company’s Proxy Statement.

Proposal 1:

Approval of the appointment of five (5) directors to serve as members of our Board to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified:

	For	Withheld
Zhe Zhang	10,619,127	87,384
Guojian Chen	10,435,387	271,124
Patrick Swint	10,501,865	204,646
Xiaofeng Zhou	10,501,865	204,646
Huei-Ching Huang	10,435,387	271,124

Proposal 2:

Approval of ratifying the appointment of UHY LLP (the “UHY”) as our independent registered public accounting firm for the fiscal year ended December 31, 2023:

	For	Against	Abstain
Ratification of Appointment of Independent Auditor Proposal	12,507,305	0	4,686

Proposal 3:

Approval of amending the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination to March 15, 2024, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2 in the form set forth in Annex A of the accompanying proxy statement:

	For	Against	Abstain
Extension Proposal	10,454,206	199,960	52,345

Proposal 4:

Approval of an adjournment of the Annual General Meeting to a later date or dates to permit further solicitation of proxies:

	For	Against	Abstain
Adjournment Proposal	9,642,826	1,042,291	21,394

Because all of the other proposals had received the requisite approval, this Proposal 4 was rendered moot and not voted at the Annual General Meeting.

A total of 2,436,497 ordinary shares were presented for redemption in connection with the Annual General Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of July 13, 2023 by the undersigned hereunto duly authorized.

ALPHA STAR ACQUISITION CORPORATION

By:	/s/ Zhe Zhang
Zhe Zhang, Chief Executive Officer

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